Exhibit 99.2

First Quarter 2011

Supplemental Reporting Package

Table of Contents

Quarterly Highlights	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Funds from Operations	5
Selected Financial Data	6
Property Overview	7-8
Consolidated Leasing Summary	9
Acquisition and Disposition Summary	10
Development Overview	11
Indebtedness	12
Capitalization and Fixed Charge Coverage	13
Institutional Capital Management Summary	14
Definitions	15-17

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions, including, in particular, the continuing impact of the economic recession that began in 2007 and the strength of the economic recovery;

•	the general level of interest rates and the availability of capital;

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as fires, tornadoes, hurricanes and earthquakes;

•	energy costs;

•

the terms of governmental regulations that affect us and interpretations of those regulations, including the cost of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks or civil unrest;

•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

First Quarter 2011 Supplemental Reporting Package	P a g e 1

Quarterly Highlights

Top 10 Markets(1)	Geographic Diversification(1)
Total Consolidated Portfolio Occupancy (%)	Total Leasing Volume (square feet in millions)
Net Debt to Total Gross Assets (%)	Annual Change in Same Store NOI (%)

(1)	Based on annualized base rent as of 3/31/11
(2)	See Definitions for Net Debt to Total Gross Assets

First Quarter 2011 Supplemental Reporting Package	P a g e 2

Consolidated Statements of Operations

(unaudited, amounts in thousands, except per share data)

	Three Months Ended March 31,
	2011	2010
REVENUES:
Rental revenues	$62,334	$57,782
Institutional capital management and other fees	1,019	967

Total revenues	63,353	58,749

OPERATING EXPENSES:
Rental expenses	8,695	8,587
Real estate taxes	9,439	9,130
Real estate related depreciation and amortization	31,143	28,281
General and administrative	7,056	6,032

Total operating expenses	56,333	52,030

Operating income	7,020	6,719

OTHER INCOME AND EXPENSE:
Equity in loss of unconsolidated joint ventures, net	(1,357)	(558)
Loss on business combinations	—	(395)
Interest expense	(15,511)	(12,763)
Interest and other income (expense)	85	(469)
Income tax expense and other taxes	(40)	(238)

Loss from continuing operations	(9,803)	(7,704)
Discontinued operations:
Operating income (loss) and other expenses	—	(527)
Loss on dispositions of real estate interests from discontinued operations	(42)	(5)

Loss from discontinued operations	(42)	(532)

Loss before gain on dispositions of real estate interests	(9,845)	(8,236)
Gain on dispositions of real estate interests	—	16

Consolidated net loss of DCT Industrial Trust Inc.	(9,845)	(8,220)
Net loss attributable to noncontrolling interests	1,309	997

Net loss attributable to common stockholders	$(8,536)	$(7,223)

EARNINGS PER COMMON SHARE – BASIC AND DILUTED:
Loss from continuing operations	$(0.04)	$(0.04)
Loss from discontinued operations	0.00	0.00

Net loss attributable to common stockholders	$(0.04)	$(0.04)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	233,288	208,350

First Quarter 2011 Supplemental Reporting Package	P a g e 3

Consolidated Balance Sheets

(unaudited, amounts in thousands)

	March 31, 2011	December 31, 2010
ASSETS:
Operating properties	$3,063,365	$2,954,754
Properties under development	—	55,698
Properties under redevelopment	8,662	3,316
Pre-development and land held for development	23,842	23,668

Total investment in properties	3,095,869	3,037,436
Less accumulated depreciation and amortization	(557,438)	(528,705)

Net investment in properties	2,538,431	2,508,731
Investments in and advances to unconsolidated joint ventures	138,151	138,455

Net investment in real estate	2,676,582	2,647,186
Cash and cash equivalents	9,366	17,330
Notes receivable	1,180	1,222
Deferred loan costs, net	5,476	5,883
Straight-line rent and other receivables, net	43,427	33,278
Other assets, net	13,635	14,990

Total assets	$2,749,666	$2,719,889

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$33,579	$38,354
Distributions payable	19,014	17,458
Tenant prepaids and security deposits	19,602	20,759
Other liabilities	11,818	12,373
Intangible lease liability, net	19,023	18,748
Line of credit	34,000	51,000
Senior unsecured notes	735,000	735,000
Mortgage notes	387,424	425,359

Total liabilities	1,259,460	1,319,051
Total stockholders’ equity	1,285,400	1,196,102
Noncontrolling interests	204,806	204,736

Total liabilities and equity	$2,749,666	$2,719,889

First Quarter 2011 Supplemental Reporting Package	P a g e 4

Funds From Operations

(unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended March 31,
	2011	2010
Reconciliation of net loss attributable to common stockholders to FFO:
Net loss attributable to common stockholders	$(8,536)	$(7,223)
Adjustments:
Real estate related depreciation and amortization	31,143	28,594
Equity in loss of unconsolidated joint ventures, net	1,357	558
Equity in FFO of unconsolidated joint ventures	316	1,453
Loss on business combinations	—	395
Gain on dispositions of real estate interests	—	(11)
Gain on dispositions of non-depreciated real estate	—	11
Noncontrolling interest in the operating partnership’s share of the above adjustments	(3,623)	(3,608)
FFO attributable to unitholders	2,261	2,647

FFO attributable to common stockholders and unitholders, basic and diluted	22,918	22,816

Adjustments:
Acquisition costs(1)	400	61
Debt modification costs	—	1,136
Impairment losses	42	—

FFO, as adjusted, attributable to common stockholders and unitholders, basic and diluted	$23,360	$24,013

FFO per common share and unit, basic and diluted	$0.09	$0.10

FFO, as adjusted, per common share and unit, basic and diluted	$0.09	$0.10

FFO weighted average common shares and units outstanding:
Common shares for earnings per share – basic	233,288	208,350
Participating securities	1,627	1,353
Units	25,513	27,345

FFO weighted average common shares, participating securities and units outstanding—basic	260,428	237,048
Dilutive common stock equivalents .	539	435

FFO weighted average common shares, participating securities and units outstanding—diluted	260,967	237,483

(1)	Excluding amounts attributable to noncontrolling interests.

First Quarter 2011 Supplemental Reporting Package	P a g e 5

Selected Financial Data

(unaudited, amounts in thousands)

	Three Months Ended March 31,
	2011	2010
NET OPERATING INCOME:(1)
Rental revenues	$62,334	$57,782
Rental expenses and real estate taxes	(18,134)	(17,717)

Net operating income(2)	$44,200	$40,065

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	58,811	56,851
Average occupancy	87.1%	81.3%
Occupancy as of period end	87.8%	80.7%

CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of the period end	58,621	52,913
Average occupancy	87.4%	86.1%
Occupancy as of period end	88.1%	85.3%

SAME STORE OPERATING PROPERTIES:(1)
Square feet in same store population	52,378	52,378
Average occupancy	87.9%	86.8%
Occupancy as of period end	88.4%	85.9%

Rental revenues	$55,898	$56,848
Rental expenses and real estate taxes	(16,095)	(16,787)

Same store net operating income	39,803	40,061
Less: revenue from lease terminations	(55)	(34)

Net operating income (excluding revenue from lease terminations)	39,748	40,027

Less: straight-line rents, net of related bad debt expense	(1,991)	(1,574)
Add back: amortization of above/(below) market rents	(91)	108

Cash net operating income (excluding revenue from lease terminations)	$37,666	$38,561

Net operating income growth (excluding revenue from lease terminations)	(0.7%)	—
Cash net operating income growth (excluding revenue from lease terminations)	(2.3%)	—

SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents—increase to revenue, net of related bad debt expense(3)	$3,102	$1,451
Straight-line rent receivable (balance sheet)(3)	$30,236	$22,801
Net amortization of above/(below) market rents—increase (decrease) to revenue(3)	$97	$(255)
Capitalized interest	$761	$925
Stock-based compensation amortization	$1,381	$1,136
Revenue from lease terminations(3)	$55	$34
Bad debt expense, excluding bad debt expense related to straight-line rents(3)	$232	$289

CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development and acquisition capital	$1,873	$2,707
Repositioning capital	725	1,320
Building and land improvements	2,290	1,825
Tenant improvements and leasing costs (including make-ready)	4,861	1,676

Total capital expenditures	$9,749	$7,528

(1)	Excludes discontinued operations.
(2)	See definitions for reconciliation of net operating income to loss from continuing operations.
(3)	Includes discontinued operations.

First Quarter 2011 Supplemental Reporting Package	P a g e 6

Property Overview

As of March 31, 2011
Markets	Number of Buildings	Percent Owned(1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)		Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
CONSOLIDATED OPERATING PROPERTIES:
Atlanta	51	100.0%	6,514	11.1%	89.4%	$17,756		9.3%
Baltimore/Washington D.C.	17	99.3%	2,057	3.5%	82.4%	8,934		4.7%
Central Pennsylvania	8	100.0%	1,453	2.5%	84.6%	4,452		2.3%
Charlotte	10	100.0%	1,006	1.7%	67.1%	1,493		0.8%
Chicago	18	100.0%	3,462	5.9%	90.0%	8,811		4.6%
Cincinnati	32	100.0%	4,491	7.7%	77.7%	12,350		6.5%
Columbus	14	100.0%	4,301	7.3%	78.9%	8,774		4.6%
Dallas	46	100.0%	4,288	7.3%	89.4%	14,235		7.4%
Denver	1	100.0%	160	0.3%	100.0%	829		0.4%
Houston	41	100.0%	2,963	5.0%	92.5%	13,968		7.3%
Indianapolis	7	100.0%	2,299	3.9%	82.2%	5,736		3.0%
Kansas City	1	100.0%	225	0.4%	100.0%	1,009		0.5%
Louisville	4	100.0%	1,330	2.3%	90.1%	3,706		1.9%
Memphis	11	100.0%	5,218	8.9%	93.5%	12,894		6.7%
Mexico	15	100.0%	1,653	2.8%	93.3%	5,951		3.1%
Miami	6	100.0%	762	1.3%	97.9%	4,600		2.4%
Minneapolis	3	100.0%	356	0.6%	96.4%	1,732		0.9%
Nashville	5	100.0%	2,826	4.8%	96.8%	8,098		4.2%
New Jersey	12	100.0%	1,669	2.9%	87.6%	7,684		4.0%
Northern California	24	100.0%	2,528	4.3%	84.0%	11,942		6.2%
Orlando	17	100.0%	1,443	2.5%	81.0%	4,701		2.5%
Phoenix	13	100.0%	1,472	2.5%	80.1%	4,182		2.2%
San Antonio	15	100.0%	1,349	2.3%	90.2%	4,273		2.2%
Seattle	8	100.0%	1,300	2.2%	100.0%	6,737		3.5%
Southern California	25	87.9%	3,496	6.0%	99.2%	16,886		8.8%

Total/weighted average – operating properties	404	99.3%	58,621	100.0%	88.1%	$191,733		100.0%

CONSOLIDATED REDEVELOPMENT PROPERTIES:
Southern California	1	100.0%	190	100.0%	—	$—		N/A

Total/weighted average – consolidated properties	405	99.3%	58,811	N/A	87.8%	$191,733	(3)	N/A

Continued on next page

First Quarter 2011 Supplemental Reporting Package	P a g e 7

Property Overview

(continued)

As of March 31, 2011
Markets	Number of Buildings	Percent Owned(1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
UNCONSOLIDATED OPERATING PROPERTIES
IDI (Chicago, Nashville, Northern California, Savannah)	4	50.0%	1,931	49.3%	—	—	N/A
Southern California Logistics Airport(4)	6	50.0%	1,983	50.7%	44.4%	3,185	N/A

Total/weighted average	10	50.0%	3,914	100.0%	22.5%	3,185	N/A

OPERATING PROPERTIES IN FUNDS
Atlanta	2	17.2%	703	5.1%	80.4%	1,391	3.0%
Central Pennsylvania	4	8.6%	1,210	8.6%	96.7%	5,048	11.0%
Charlotte	1	4.4%	472	3.3%	100.0%	1,510	3.3%
Chicago	4	18.1%	1,525	10.8%	100.0%	5,930	12.9%
Cincinnati	5	11.9%	1,847	13.1%	96.4%	4,376	9.5%
Columbus	2	6.3%	451	3.2%	71.6%	1,180	2.6%
Dallas	4	16.8%	1,726	12.2%	86.0%	3,959	8.6%
Denver	5	20.0%	773	5.5%	96.2%	3,407	7.4%
Indianapolis	1	11.4%	475	3.4%	100.0%	1,785	3.9%
Kansas City	1	11.4%	180	1.3%	100.0%	711	1.5%
Louisville	5	10.0%	900	6.4%	96.9%	2,927	6.4%
Memphis	1	20.0%	1,039	7.4%	74.1%	2,241	4.9%
Minneapolis	3	4.4%	472	3.3%	100.0%	2,289	5.0%
Nashville	2	20.0%	1,020	7.2%	100.0%	3,807	8.3%
New Jersey	2	10.7%	216	1.5%	83.0%	965	2.1%
Northern California	1	4.4%	396	2.8%	100.0%	1,758	3.8%
Orlando	2	20.0%	696	4.9%	82.7%	2,680	5.8%

Total/weighted average – fund operating properties	45	14.1%	14,101	100.0%	92.2%	45,964	100.0%

Total/weighted average – unconsolidated properties	55	21.2%	18,015	100.0%	77.7%	$49,149	N/A

OPERATING PROPERTIES ASSET-MANAGED ONLY
Atlanta	1	N/A	491	100.0%	100.0%	$ N/A	N/A

SUMMARY
Total/weighted average – consolidated/ unconsolidated operating properties	459	N/A	76,637	99.1%	85.5%	$240,881	N/A
Total/weighted average – consolidated redevelopment properties	1	N/A	190	0.2%	—	—	N/A
Total/weighted average – asset managed only properties	1	N/A	491	0.7%	100.0%	N/A	N/A

Total/weighted average – all properties	461	N/A	77,318	100.0%	85.4%	$240,881	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes future contractual rent increases and decreases.
(3)	Excludes total annualized base rent associated with tenants in free rent periods of $9.6 million based on the first month’s cash base rent.
(4)	Although we contributed 100% of the initial cash equity capital required by the venture, our partners retain certain participation rights in the venture’s available cash flows.

First Quarter 2011 Supplemental Reporting Package	P a g e 8

Consolidated Leasing Summary

Leasing Statistics(1)
	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
FOUR QUARTERS ROLLING
Operating	123	3,740	-13.4%	-7.5%	66	$13,352	$3.57
Renewal	167	7,041	-11.6%	-7.5%	39	8,449	1.20
Development and redevelopment	14	1,727	N/A	N/A	79	N/A	N/A

Total/Weighted Average	304	12,508	-12.0%	-7.5%	53	$21,801	$2.02

Weighted Average Retention	76.8%

FIRST QUARTER 2011
Operating	31	1,225	-11.8%	-8.8%	84	$3,638	$2.97
Renewal	42	1,726	-16.0%	-12.3%	45	2,761	1.60
Development and redevelopment	—	—	N/A	N/A	—	N/A	N/A

Total/Weighted Average	73	2,951	-15.5%	-11.9%	61	$6,399	$2.17

Weighted Average Retention	71.6%

Lease Expirations for Consolidated Properties as of March 31, 2011(2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2011(4)	6,102	$26,002	11.8%
2012	10,791	43,741	19.9%
2013	8,565	38,232	17.4%
2014	7,420	29,815	13.5%
2015	6,844	27,440	12.5%
Thereafter	11,915	54,899	24.9%

Total occupied	51,637	$220,129	100.0%

Available / leased not occupied	7,174

Total consolidated properties	58,811

(1)	Does not include month-to-month leases.
(2)	Assumes no exercise of lease renewal options.
(3)	Includes contractual rent changes.
(4)	Includes month-to-month leases.

First Quarter 2011 Supplemental Reporting Package	P a g e 9

Acquisition and Disposition Summary

For the Three Months Ended March 31, 2011
	Property Name	Description	Occupancy at Acquisition/Disposition	Market
ACQUISITIONS:
January	Palmyrita (2 assets)(1)	191,000 sq. ft.	88.5%	Southern California
January	6th & Rochester(1)	173,000 sq. ft.	100.0%	Southern California
January	101 Railroad Avenue	330,000 sq. ft.	100.0%	New Jersey
January	13780 Central Avenue	190,000 sq. ft.	—	Southern California
February	8551 NW 30th Terrace	100,000 sq. ft.	100.0%	Miami
March	3001 Directors Row	50,000 sq. ft.	100.0%	Orlando

Total YTD Purchase Price - $57.2 million(2)

DISPOSITIONS:
None.

(1)	DCT consolidates these properties with a 52.6% weighted average ownership.
(2)	Amounts are based on gross purchase price and includes noncontrolling interest’s share of $9.8 million.

First Quarter 2011 Supplemental Reporting Package	P a g e 10

Development Overview

As of March 31, 2011

Project	Market
PREDEVELOPMENT:
8th & Vineyard (19.3 acres)	Southern California

LAND HELD:
Various(1)	Cincinnati, Baltimore/Washington, Indianapolis, Reno, Orlando

TOTAL BOOK COST - $23.8 million

(1)	Consists of land held (107.7 acres) and capitalized pre-development costs. This excludes 47 acres of land in Atlanta held in an unconsolidated joint venture and 209 acres owned in the unconsolidated joint venture at SCLA. Phase I of SCLA consisted of 360 acres, of which 98 acres have been put into service, 209 acres are undeveloped land, and 53 acres were sold to a third party in 2009.

First Quarter 2011 Supplemental Reporting Package	P a g e 11

Indebtedness

(dollar amounts in thousands)

As of March 31, 2011
Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 3/31/2011
SENIOR UNSECURED NOTES:
2011 Notes, fixed rate(1)	5.53%	5.24%	April 2011	$50,000
2011 Notes, variable rate(2)	1.90%	1.90%	June 2011	200,000
2013 Notes, fixed rate	6.11%	6.36%	June 2013	175,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2015 Notes, fixed rate	5.63%	5.63%	June 2015	40,000
2016 Notes, fixed rate	5.77%	5.74%	April 2016	50,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	6.52%	6.52%	June 2018	41,500
2021 Notes, fixed rate	6.95%	6.95%	June 2021	77,500

				735,000

MORTGAGE NOTES:
Fixed rate secured debt	5.90%	5.67%	July 2011 – Aug. 2025	358,921
Variable rate secured debt	1.46%	1.46%	October 2011	25,237
Premiums (discounts), net of amortization				3,266

				387,424

Total senior unsecured notes and mortgage notes				1,122,424

UNSECURED CREDIT FACILITY:
Senior unsecured revolving credit facility(3)	2.99%	2.99%	August 2013	34,000

Total carrying value of consolidated debt				$1,156,424

Fixed rate debt	6.03%	5.99%		78%
Variable rate debt	2.00%	2.00%		22%

Weighted average interest rate	5.12%	5.09%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(4)
Institutional Funds				$32,251
SCLA				30,011

				$62,262

Scheduled Principal Payments of Debt as of March 31, 2011 (excluding premiums)

Year	Senior Unsecured Notes	Mortgage Notes	Unsecured Credit Facility	Total
2011	$250,000	$91,728	$—	$341,728
2012	—	57,782	—	57,782
2013	175,000	43,742	34,000	252,742
2014	50,000	6,206	—	56,206
2015	40,000	47,822	—	87,822
2016	50,000	5,180	—	55,180
2017	51,000	5,522	—	56,522
2018	41,500	5,580	—	47,080
2019	—	50,150	—	50,150
2020	—	61,981	—	61,981
Thereafter	77,500	8,465	—	85,965

Total	$735,000	$384,158	$34,000	$1,153,158

(1)	On April 27, 2011, DCT and the lender extended this note through April 2020. The new note bears interest at a fixed rate of 5.43%.
(2)	The $200 million bears interest at LIBOR plus 1.25% to 1.80%, or at prime at the Company's option.
(3)	The $300 million senior unsecured revolving credit facility expires on August 19, 2013 and bears interest from 2.1% to 3.1% over LIBOR, or at our election 1.1% to 2.1% over prime, depending on our consolidated leverage, and is subject to an annual facility fee.
(4)	Based on DCT’s ownership as of March 31, 2011.

Hedges: As of March 31, 2011, we had one forward-starting interest rate swap in place to hedge the variability of cash flows associated with forecasted issuances of debt in 2012. This swap has a notional value of $90 million, a LIBOR based strike rate of 5.43%, an effective date of June 2012 and a maturity date of September 2012.

First Quarter 2011 Supplemental Reporting Package	P a g e 12

Capitalization and Fixed Charge Coverage

(dollar amounts in thousands, except share price)

Capitalization at March 31, 2011

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	245,248	$5.55	$1,361,126
Operating partnership units outstanding	25,266	$5.55	140,226

Total equity market capitalization			1,501,352

Consolidated debt			1,156,424
Less: Noncontrolling interests’ share of consolidated debt(2)			(6,925)
Proportionate share of debt related to unconsolidated joint ventures			62,262

DCT share of total debt			1,211,761

Total market capitalization			$2,713,113

DCT share of total debt to total market capitalization			44.7%

Fixed Charge Coverage

	Three Months Ended March 31,
	2011	2010
Net loss attributable to common stockholders	$(8,536)	$(7,223)
Interest expense(3)	15,511	12,788
Proportionate share of interest expense from unconsolidated joint ventures	839	626
Real estate related depreciation and amortization(3)	31,143	28,594
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,426	1,572
Income tax expense and other taxes(3)	40	238
Stock-based compensation amortization	1,381	1,136
Noncontrolling interests(3)	(1,309)	(997)
Loss on business combinations	—	395
Impairment losses(3)	42	—

Adjusted EBITDA	$40,537	$37,129

CALCULATION OF FIXED CHARGES
Interest expense(3)	$15,511	$12,788
Capitalized interest	761	925
Amortization of loan costs and debt premium/discount	(213)	(309)
Proportionate share of interest expense from unconsolidated joint ventures	839	626

Total fixed charges	$16,898	$14,030

Fixed charge coverage	2.4	2.6

(1)	Excludes unvested Long-Term Incentive Plan Units of 1.4 million units, unvested Restricted Stock of 0.4 million shares and unvested Phantom Shares of 0.1 million shares outstanding as of March 31, 2011.
(2)	Amount includes only the portion of consolidated property level debt related to properties in which we do not have a 100% ownership.
(3)	Includes amounts related to discontinued operations.

First Quarter 2011 Supplemental Reporting Package	P a g e 13

Institutional Capital Management Summary

(dollar amounts in thousands)

Statements of Operations

	For the Three Months Ended March 31, 2011
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	J P Morgan
REVENUES:
Rental revenues	$2,459	$4,304	$1,896	$820	$5,289
Other income	—	—	—	—	—

Total revenues	$2,459	4,304	1,896	820	5,289

EXPENSES:
Rental expenses	256	434	167	110	677
Real estate taxes	374	685	353	76	753
Depreciation and amortization	1,150	2,092	883	355	2,658
General and administrative	139	25	3	1	184

Total expenses	1,919	3,236	1,406	542	4,272
Interest expense	(1,346)	(1,918)	(868)	(231)	—
Taxes	(25)	(7)	(11)	(5)	(6)

Net income (loss)	$(831)	$(857)	$(389)	$42	$1,011

Rental revenues	2,459	4,304	1,896	820	5,289
Rental expenses and real estate taxes	630	1,119	520	186	1,430

Net operating income	$1,829	$3,185	$1,376	$634	$3,859

Data by Fund as of March 31, 2011:	Number of Buildings	Square Feet (In thousands)	Occupancy Percentage	DCT Ownership
Boubyan Fund I	6	2,647	84.6%	20.0%
TRT-DCT JV I	14	3,673	92.6%	4.4%
TRT-DCT JV II	6	1,925	95.7%	11.4%
TRT-DCT JV III	5	900	96.9%	10.0%
JP Morgan	14	4,956	93.8%	20.0%

Total/weighted average	45	14,101	92.2%	14.1%

Balance Sheets

	As of March 31, 2011
	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan
Total investment in properties	$125,334		$214,772		$97,803		$31,174		$290,692
Accumulated depreciation and amortization	(24,356)		(37,803)		(16,211)		(3,833)		(41,115)

Net investment in properties	100,978		176,969		81,592		27,341		249,577
Cash and cash equivalents	1,541		1,709		2,371		353		1,826
Other assets	2,367		3,580		1,757		476		3,029

Total assets	$104,886		$182,258		$85,720		$28,170		$254,432

Other liabilities	$1,765		$4,748		$1,858		$648		$3,407
Secured debt maturities – 2014	—		—		39,725	(3)	—		—
Secured debt maturities – 2015	—		45,180	(2)	10,356	(3)	—		—
Secured debt maturities thereafter	95,500	(1)	85,000	(2)	4,891	(3)	12,045	(4)	—

Total secured debt	95,500		130,180		54,972		12,045		—

Total liabilities	97,265		134,928		56,830		12,693		3,407
Members’ capital	7,621		47,330		28,890		15,477		251,025

Total liabilities and members’ capital	$104,886		$182,258		$85,720		$28,170		$254,432

(1)	Debt currently has a stated interest rate of 5.6% and requires interest only payments until 2012 at which time it has a new stated interest rate of 7.6% and becomes fully amortizing through maturity in 2036.
(2)	$85 million of debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $12.9 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 5.76%. $32.3 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.
(3)	$39.7 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $10.4 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%. $4.9 million of debt requires principal and interest payments through 2016 and has a stated interest rate of 5.3%.
(4)	$12.0 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.

First Quarter 2011 Supplemental Reporting Package	P a g e 14

Definitions

Adjusted EBITDA:

Adjusted EBITDA represents earnings (loss) from operations before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses and noncontrolling interest, and excludes non-FFO gains and losses on disposed assets and on business combinations. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets. Repositioning capital is defined as substantial building improvements on which the Company expects to earn incremental returns but which do not qualify as a Redevelopment.

Cash Basis Rent Growth:

Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income:

We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above/below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT presents cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed charges include interest expense, increased for interest capitalized and our proportionate share of our unconsolidated joint venture debt and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of operating real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures. We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure. We also present FFO excluding severance, acquisition costs, debt modification costs and impairment losses. We believe that FFO excluding severance, acquisition costs and debt modification costs, which are non-routine items, and impairment losses is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results without taking into account the unrelated impairment losses relating to the decrease in value of certain real estate assets and investments in unconsolidated joint ventures. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO is common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Historical Cost:

Represents historical undepreciated book value pursuant to GAAP, as of the period indicated, including acquisition fees, as appropriate.

Net Effective Rate:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

First Quarter 2011 Supplemental Reporting Package	P a g e 15

Definitions

(Continued)

Net Debt to Total Gross Assets:

Net debt is defined as the total of senior unsecured notes, mortgage notes and senior unsecured line of credit , less cash and cash equivalents and premiums. Total gross assets is defined as total assets plus accumulated depreciation and amortization less cash and cash equivalents. We believe that this percentage, calculated using debt reduced for existing cash balances, mortgage premiums, net and total assets, excluding accumulated depreciation and amortization, is a useful supplemental measure of our performance. The ratio of net debt to total gross assets is net debt divided by total gross assets (in thousands).

	As of
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011
Net debt:
Senior unsecured notes, mortgage notes and senior unsecured line of credit	$1,130,882	$1,154,608	$1,152,176	$1,211,359	$1,156,424
Less cash and cash equivalents	(8,674)	(20,229)	(15,043)	(17,330)	(9,366)
Less mortgage premiums, net	(2,874)	(2,755)	(2,472)	(3,550)	(3,266)

Net debt	$1,119,334	$1,131,624	$1,134,661	$1,190,479	$1,143,792

Total assets less cash and before depreciation	$2,626,519	$2,630,797	$2,622,784	$2,719,889	$2,749,666
Less cash and cash equivalents	(8,674)	(20,229)	(15,043)	(17,330)	(9,366)
Add back accumulated depreciation and amortization	471,234	488,643	510,394	528,705	557,438

Total gross assets	$3,089,079	$3,099,212	$3,118,134	$3,231,263	$3,297,738

Net debt to total gross assets	36.2%	36.5%	36.4%	36.8%	34.7%

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, impairment, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Additionally, lease termination revenue is excluded as it is not considered to be indicative of recurring operating performance. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance (in thousands).

	Consolidated Operating Data
	Three Months Ended March 31,
	2011	2010
Reconciliation of NOI to loss from continuing operations:
Loss from continuing operations	$(9,803)	$(7,704)
Income tax expense and other taxes	40	238
Interest and other (income) expense	(85)	469
Interest expense	15,511	12,763
Equity in loss of unconsolidated joint ventures, net	1,357	558
General and administrative	7,056	6,032
Real estate related depreciation and amortization	31,143	28,281
Loss on business combinations	—	395
Institutional capital management and other fees	(1,019)	(967)

Total net operating income	44,200	40,065
Less net operating income-non-same store properties	(4,397)	(4)

Same store GAAP net operating income	39,803	40,061
Less revenue from lease terminations	(55)	(34)

Same store net operating income, excluding revenue from lease terminations	39,748	40,027
Less straight-line rents, net of related bad debt expense	(1,991)	(1,574)
Add back amortization of above/(below) market rents	(91)	108

Same store cash net operating income, excluding revenue from lease terminations	$37,666	$38,561

First Quarter 2011 Supplemental Reporting Package	P a g e 16

Definitions

(Continued)

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation):

Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented. Held for sale properties are excluded.

Same Store Change Year over Year:

The change in same store GAAP NOI and cash NOI is calculated by dividing the change in NOI, year over year, by the preceding period NOI, based on a same store population for the earliest period presented. A reconciliation of NOI and cash NOI by period is provided below; amounts are not restated for current period discontinued operations (in thousands).

	Consolidated operating data, as previously reported, for the three months ended:
	March 31, 2010	June 30, 2010	September 31, 2010	December 31, 2010	March 31, 2011
Reconciliation of NOI to loss from continuing operations:
Loss from continuing operations	$(7,704)	$(11,847)	$(8,866)	$(12,146)	$(9,803)
Income tax expense (benefit) and other taxes	238	582	236	(138)	40
Interest and other (income) expense	469	(353)	(227)	(244)	(85)
Interest expense	12,763	13,248	15,493	15,423	15,511
Equity in loss of unconsolidated joint ventures, net	558	400	1,342	786	1,357
General and administrative	6,032	5,994	5,772	6,735	7,056
Real estate related depreciation and amortization	28,281	29,180	28,559	29,368	31,143
Loss on business combinations and impairment losses	395	4,556	—	4,316	—
Institutional capital management and other fees	(967)	(721)	(734)	(1,082)	(1,019)

Total net operating income	40,065	41,039	41,575	43,018	44,200
Less net operating income- non-same store properties	(1,847)	(1,988)	(2,729)	(3,716)	(6,263)

Same store GAAP net operating income	38,218	39,051	38,846	39,302	37,937
Less revenue from lease terminations	(34)	(13)	(273)	(104)	(55)

Same store GAAP net operating income, excluding revenue from lease terminations	38,184	39,038	38,573	39,198	37,882
Less straight-line rents, net of related bad debt expense	(982)	(1,120)	(138)	(741)	(1,912)
Add back amortization of above/(below) market rents	202	175	106	79	25

Same store cash net operating income, excluding revenue from lease terminations	$37,404	$38,093	$38,541	$38,536	$35,995

	Consolidated operating data, as previously reported, for the three months ended:
	March 31, 2009	June 30, 2009	September 31, 2009	December, 31, 2009	March 31, 2010
Reconciliation of NOI to loss from continuing operations:
Income (loss) from continuing operations	$4,017	$(5,645)	$(18,088)	$(3,811)	$(7,704)
Income tax expense (benefit) and other taxes	891	661	470	(178)	238
Interest and other (income) expense	(134)	(767)	(353)	(364)	469
Interest expense	13,341	13,327	13,487	12,576	12,763
Equity in (income) loss of unconsolidated joint ventures, net	(4,180)	1,615	400	(533)	558
General and administrative	5,468	6,454	9,081	8,221	6,032
Real estate related depreciation and amortization	26,156	27,702	27,582	28,516	28,281
Loss on business combinations	—	—	10,156	169	395
Institutional capital management and other fees	(667)	(680)	(701)	(653)	(967)

Total net operating income	44,892	42,667	42,034	43,943	40,065
Less net operating income- non-same store properties	(556)	(873)	(1,049)	(2,148)	(1,847)

Same store GAAP net operating income	44,336	41,794	40,985	41,795	38,218
Less revenue from lease terminations	(1,397)	(46)	(408)	(167)	(34)

Same store GAAP net operating income, excluding revenue from lease terminations	42,939	41,748	40,577	41,628	38,184
Less straight-line rents, net of related bad debt expense	(487)	(320)	(281)	34	(982)
Add back amortization of above/(below) market rents	474	191	226	173	202

Same store cash net operating income, excluding revenue from lease terminations	$42,926	$41,619	$40,522	$41,835	$37,404

Change in (GAAP) same store NOI	(11.1)%	(6.5)%	(4.9)%	(5.8)%	(0.8)%

Change in cash same store NOI	(12.9)%	(8.5)%	(4.9)%	(7.9)%	(3.8)%

Square Feet:

Represents square feet in building that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Turnover Costs:

Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield-Acquisition:

Calculated as stabilized Net Operating Income divided by Acquisition Price.

Yield-Development (Projected):

Calculated as projected stabilized Net Operating Income divided by projected development cost.

First Quarter 2011 Supplemental Reporting Package	P a g e 17